UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Proxy Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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DELTEK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ACTION TAKEN PURSUANT TO

WRITTEN CONSENT OF STOCKHOLDERS

DELTEK, INC.

TO BE EFFECTIVE ON FEBRUARY 26, 2010

DATE FIRST MAILED TO STOCKHOLDERS: FEBRUARY 5, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO THE STOCKHOLDERS OF DELTEK, INC.:

This Notice of Action Taken Pursuant to Written Consent of Stockholders and the accompanying Information Statement are being furnished to the holders of record of the common stock and Class A common stock of Deltek, Inc., a Delaware corporation (the “Company”), as of the close of business on February 5, 2010. The accompanying Information Statement relates to the action taken by the holders of at least a majority of the issued and outstanding voting securities of the Company, approving by written consent dated February 5, 2010, an amendment (the “Amendment”) to the Company’s Employee Stock Purchase Plan (the “Plan”) to increase the maximum number of shares of the Company’s common stock that may be issued under the Plan by 750,000 shares, bringing the total number of shares of the Company’s common stock that may be issued under the Plan to 1,500,000 shares of the Company’s common stock. The Amendment will become effective after the passage of 20 calendar days following the date upon which the Company transmits to its stockholders the accompany Information Statement in satisfaction of its obligations under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company anticipates that the Amendment will take effect on February 26, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By Order of the Board of Directors,

Kevin T. Parker
Chairman, President and Chief Executive Officer

Herndon, Virginia

February 5, 2010

DELTEK, INC.

13880 Dulles Corner Lane

Herndon, Virginia 20171

(703) 734-8606

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

ABOUT THIS INFORMATION STATEMENT

General

This Information Statement is being furnished by Deltek, Inc., a Delaware corporation (the “Company”), in connection with action taken by the holders of at least a majority of the Company’s issued and outstanding voting securities, approving, by written consent dated February 5, 2010, an amendment (the “Amendment”) to the Company’s Employee Stock Purchase Plan (the “Plan”) to increase the maximum number of shares of the Company’s common stock that may be issued under the Plan by 750,000 shares, bringing the total number of shares of the Company’s common stock that may be issued under the Plan to 1,500,000 shares. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of the Company’s common stock and Class A common stock (together with the common stock, the “capital stock”) entitled to vote or give an authorization or consent in regard to the matters acted upon by written consent.

This Information Statement is being mailed on or about February 5, 2010 to the holders of record of the Company’s capital stock of record as of February 5, 2010 (the “Record Date”). The Company anticipates that the Amendment will take effect on February 26, 2010.

The Company’s principal executive offices are located at 13880 Dulles Corner Lane, Herndon, Virginia 20171 and the Company’s telephone number is (703) 734-8606.

Reason for the Written Consent

The Plan Amendment

On February 4, 2010, the Company’s Board of Directors (the “Board”) approved, subject to stockholder approval, an amendment to the Company’s Employee Stock Purchase Plan (the “Plan”) to increase the maximum number of shares of the Company’s common stock that may be issued under the Plan by 750,000 shares, bringing the total number of shares of the Company’s Common Stock that may be issued under the Plan to 1,500,000 shares of the Company’s common stock.

Stockholder Approval; The Action by Written Consent

New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P. (the “New Mountain Funds”) collectively own 100 shares, or 100%, of the Company’s Class A common stock, and, as of February 5, 2010, 40,844,374 shares of the Company’s Common Stock, representing approximately 61% of the voting power of the Company’s capital stock. As a result, the New Mountain Funds are able to control all matters requiring stockholder approval, including the approval of the Amendment and the election of directors, as long as they continue to collectively own a majority of the outstanding shares of our Class A common stock and at least one-third of the outstanding shares of our common stock on the date of the Company’s next annual meeting. On February 5, 2010, the New Mountain Funds approved by written consent (the “Written Consent”) the Amendment, which will become effective after the passage of 20 calendar days following the date upon which the Company transmits to its stockholders the accompany Information Statement in satisfaction of its obligations under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company anticipates that the Amendment will take effect on February 26, 2010.

Voting and Vote Required

The Company is not seeking consent, authorizations or proxies from you. Section 228 of the Delaware General Corporation Law (“Section 228”) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval of at least a majority of the outstanding voting power of the shares of common stock present and voting on the matter at a meeting would be required to approve the Amendment.

As of the Record Date, the Company had 100 shares of Class A common stock and 67,167,215 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. As of the Record Date, the New Mountain Funds collectively own 100 shares, or 100%, of the Company’s Class A common stock, and 40,844,374 shares of the Company’s common stock, representing approximately 61% of the voting power of the Company’s capital stock. As a result, the New Mountain Funds are able to control all matters requiring stockholder approval, including the Amendment and the election of directors, as long as they continue to collectively own a majority of the outstanding shares of our Class A common stock and at least one-third of the outstanding shares of our common stock on the date of the Company’s next annual meeting. The Class A common stock does not otherwise carry any general voting rights, dividend entitlement or liquidation preference. Accordingly, the action by Written Consent executed by the New Mountain Funds pursuant to Section 228 is sufficient to approve the amendment to the Plan and requires no further stockholder action.

Notice Pursuant to Section 228

Pursuant to Section 228, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with the matters approved by the Written Consent.

APPROVAL OF THE AMENDMENT TO THE DELTEK, INC. EMPLOYEE STOCK PURCHASE PLAN

On February 4, 2010 our Board approved, subject to stockholder approval, an amendment to the Plan (the “Amendment”) to increase the maximum number of shares of the Company’s common stock that may be issued under the Plan by 750,000 shares, bringing the total number of shares of the Company’s common stock that may be issued under the Plan to 1,500,000 shares of the Company’s common stock. On February 5, 2010, the New Mountain Funds approved by the Amendment by Written Consent.

The Plan was originally adopted by our Board on April 11, 2007 and was approved by our stockholders on August 8, 2007. Currently, the maximum number of shares of common stock that are available for issuance under the Plan is 750,000. As of February 2, 2010, an aggregate of 718,591 shares of common stock had been issued under the Plan and a total of 31,409 shares of common stock remained available for future issuance under the Plan.

A summary of the amendment to the Plan is set forth below and is followed by a summary of the principal provisions of the Plan as currently in effect. The summary of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan. A complete copy of the Plan, as amended, is attached hereto as Appendix A.

Summary of the Amendment

The Amendment increases the maximum number of shares of the Company’s common stock that may be issued under the Plan by 750,000 shares, bringing the total number of shares of the Company’s common stock that may be issued under the Plan to 1,500,000 shares of the Company’s common stock.

Summary Description of Plan as Currently in Effect

The Plan is designed to enable eligible employees of the Company to periodically purchase shares of the Company’s common stock at a discount from the fair market value of the Company’s common stock on the date of purchase. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Participants in the Plan are not subject to any stockholder’s agreement with respect to shares issued pursuant to the Plan.

The maximum number of shares of the Company’s common stock that may be issued under the Plan, subject to certain adjustments reflecting changes in our capitalization, is 750,000 shares of common stock. The Plan is administered by the Compensation Committee of the Company’s Board of Directors. If the Company’s Board of Directors determines otherwise, however, the Plan may be administered by the Board of Directors itself or by those directors that are appointed to a committee by the Board of Directors to administer the Plan. All of the Company’s employees, other than officers, generally are eligible to participate in the Plan if they are employed by the Company or by any participating subsidiary for more than twenty hours per week and for more than five months in any calendar year. Any employee who is a 5% stockholder or who would become a 5% stockholder as a result of his or her participation in the Plan, however, will not be eligible to participate. In addition, no employee will have the right to purchase shares of the Company’s common stock under the Plan if the employee’s rights to purchase stock under all of the Company’s employee stock purchase plans would accrue at a rate that exceeds $25,000 of the fair market value of the Company’s common stock for each calendar year as determined under Section 423 of the Code.

Other than the first offering period, the Plan provides for consecutive six-month offering periods that commence on March 1st and September 1st of each year and end on August 31st and February 28th (or February 29th, in the case of a leap year) of each year, respectively.

The Plan permits participants to purchase shares of the Company’s common stock through payroll deductions and personal contributions. Participants may elect to deduct either a percentage or a fixed dollar amount of their compensation (including fringe benefits, overtime and bonuses) for each pay period that ends during an offering period. The total amount that participants may deduct from their compensation or contribute from personal funds in any calendar year, however, cannot exceed their compensation for that year. The Compensation Committee (or the Company’s Board of Directors) has the discretion to decrease the amount of any participant’s payroll deductions or personal contributions to the extent necessary to comply with the requirements of Section 423 of the Code.

Amounts deducted or contributed by participants are used to purchase shares of the Company’s common stock at the end of each offering period. The purchase price has been set at 90% of the fair market value of a share of common stock on the first day of an offering period or the date of purchase (i.e., the last day of the offering period), whichever is lower. Participants may generally end their participation in the Plan at any time prior to the last five days of an offering period, and any accumulated payroll deductions and/or personal contributions will be refunded to withdrawing participants. Participation in the Plan ends automatically upon a termination of employment for any reason.

In the event of a change in control transaction or a dissolution or liquidation of the Company, the Compensation Committee has the discretion, with respect to the offering period then in progress, to accelerate the purchase date to the last payroll date immediately preceding the change in control, dissolution or liquidation or to terminate the offering period immediately prior to the consummation of the change in control, dissolution or liquidation. In each case, any remaining balance in a participant’s account will be refunded to the participant. The Plan may be terminated by the Company’s Board of Directors at any time.

Plan Benefits

The table below shows, as to each of our named executive officers and the various indicated groups, the number of shares of common stock purchased under the Plan during the 2009 fiscal year together with the weighted average purchase price paid per share. Our directors and executive officers are not eligible to participate in the Plan.

Name of Individual or Group	Number of Purchased Shares	Weighted Average Purchase Price
Kevin T. Parker, Chairman of the Board, President and Chief Executive Officer	0	—
Michael Corkery, Executive Vice President, Chief Financial Officer and Treasurer (1)	0	—
Mark L. Wabschall, Executive Vice President, Chief Financial Officer and Treasurer (2)	0	—
Richard P. Lowrey, Executive Vice President of Products and Strategy	0	—
Carolyn J. Parent, Executive Vice President of Worldwide Sales	0	—
Richard M. Lowenstein, Executive Vice President of Professional Services (3)	0	—
All current executive officers as a group (11 persons)	0	—
All current directors other than executive officers as a group (9 persons)	0	—
All Eligible Employees, including current officers who are not executive officers, as a group (308 persons)	635,855	$3.16

(1)	Mr. Corkery was appointed Executive Vice President, Chief Financial Officer and Treasurer effective January 5, 2010.
(2)	Mr. Wabschall ceased being Executive Vice President, Chief Financial Officer and Treasurer effective July 22, 2009.
(3)	Mr. Lowenstein ceased being Executive Vice President of Professional Services effective September 10, 2009.

New Plan Benefits

No purchase rights have been granted, and no shares of common stock have been issued, on the basis of the 750,000 share increase which is the subject of this Information Statement.

Federal Tax Consequences

The following summary of the effects of federal income taxation with respect to purchase rights granted and shares issued under the Plan does not purport to be complete. Each participant is urged to consult with his or her personal tax advisor regarding the federal, state and local tax consequences of participating in the Plan.

The Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under a plan which so qualifies, if the participant has, at all times during the period beginning on the date of the granting of the purchase rights and ending on the day which is 3 months before the date of exercise of such rights, been an employee of the Company or a subsidiary of the Company designated under the Plan, (i) no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights and (ii) taxable income will not be recognized by the participant unless and until (A) there is a sale or other disposition of the shares acquired under the Plan or (B) the participant dies while still owning the purchased shares. If the participant fails to satisfy the employment condition, he or she will recognize ordinary compensation income, and the Company will have a corresponding deduction, at the time of exercise of the purchase rights in an amount equal to the excess of the fair market value (at such time) of the shares purchased over their purchase price.

If the participant sells or otherwise disposes of the purchased shares within two (2) years after the date of the granting of the purchase rights pursuant to which such shares were acquired or within one (1) year after the actual acquisition by the participant of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gain equal to the amount, if any, by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price paid for the shares and the ordinary income recognized in connection with their acquisition.

If the participant sells or disposes of the purchased shares more than two (2) years after the date of the granting of the purchase rights pursuant to which the shares were acquired and more than one (1) year after the actual acquisition by the participant of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) the amount by which the fair market value of the shares on the date of the granting of the purchase rights exceeded the purchase price of the shares. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price of the shares, or (ii) the amount by which the fair market value of the shares on the date of the granting of the purchase rights exceeded the purchase price of the shares will constitute ordinary income in the year of death.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC and provide us with copies. Our employees prepare these reports for our directors and executive officers on the basis of information obtained from them and from Deltek’s records. Based on information available to us, and written representations from certain of our executive officers and directors, we believe that all applicable Section 16(a) filing requirements were met during fiscal year 2009.

OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Deltek’s common stock (as of February 1, 2010, unless otherwise indicated) for the following:

•	each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of the outstanding shares of our common stock;

•	each of our non-employee directors;

•	each of our current executive officers named in the Summary Compensation Table of this proxy statement; and

•	all directors and current executive officers of Deltek as a group.

There is an investor rights agreement among certain stockholders listed below requiring them to vote for director nominees nominated by the New Mountain Funds and by the deLaski stockholders under various circumstances. Accordingly, these persons may be deemed to be members of a group, and, as of February 1, 2010, the New Mountain Funds would be deemed to beneficially own all of the shares of common stock beneficially held by these persons for purposes of Section 13 of the Exchange Act, or approximately 48,000,000 shares of common stock (approximately 72)% of the dispositive power of our common stock). The table below represents the number of shares owned by each disclosed stockholder but without taking into account that certain stockholders may be part of a group under the investor rights agreement.

	Shares Beneficially Owned (2)	Percentage Beneficially Owned (2)
5% Stockholders, Directors and Officers (1)
5% Stockholders:
New Mountain Partners II, L.P. (3)(4)	37,318,811	55.6%
New Mountain Affiliated Investors II, L.P. (3)(4)	648,306	1.0%
Allegheny New Mountain Partners, L.P. (3)(4)	2,877,257	4.3%
Kenneth E. deLaski (5)	4,829,821	7.2%

Non-Employee Directors:
Michael B. Ajouz (3)(4)	—	—
Nanci E. Caldwell (6)	93,847	*
Kathleen deLaski (7)	178,878	*
Joseph M. Kampf (8)	110,966	*
Steven B. Klinsky (3)(4)	40,844,374	60.8%
Thomas M. Manley (9)	12,500	*
Albert A. Notini (10)	92,842	*
Janet R. Perna (11)	62,722	*
Alok Singh (3)(4)	—	—

Named Executive Officers:
Kevin T. Parker (12)	1,504,678	2.2%
Michael Corkery (13)	—	—
Richard P. Lowrey (14)	476,297	*
Richard M. Lowenstein (15)	239,121	*
Carolyn J. Parent (16)	359,082	*
All directors and current executive officers as a group (22 persons) (17)	4,847,031	6.9%

*	Represents less than 1% of total shares issued and outstanding.
(1)	Unless otherwise indicated in the table, the address for each listed person is c/o Deltek, Inc., 13880 Dulles Corner Lane, Herndon, Virginia 20171.
(2)	The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of February 1, 2010, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Percentage beneficially owned is based on 67,167,215 shares of common stock outstanding on February 1, 2010.
(3)	The general partner of each of New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P. is New Mountain Investments II, L.L.C., a Delaware limited liability company, and the manager of each of the New Mountain Funds is New Mountain Capital, L.L.C., a Delaware limited liability company. Steven B. Klinsky is the managing member of, and Michael B. Ajouz and Alok Singh are members of, New Mountain Investments II, L.L.C., and Mr. Klinsky is the sole member and chief executive officer of, and Messrs. Ajouz and Singh are managing directors of New Mountain Capital, L.L.C. New Mountain Investments II, L.L.C. has decision making power over the disposition and voting of shares of portfolio investments of each of the New Mountain Funds. New Mountain Capital, L.L.C. also has voting power over the shares of portfolio investments of the New Mountain Funds. Mr. Klinsky, as the managing member of New Mountain Investments II, L.L.C., has voting and investment power over the shares held by New Mountain Investments II, L.L.C. Because New Mountain Investments II, L.L.C. has decision making power over the New Mountain Funds, and New Mountain Capital, L.L.C. has voting power over the shares of portfolio investments of the New Mountain Funds, Mr. Klinsky may be deemed to beneficially own the shares that the funds hold of record or may be deemed to beneficially own. Messrs. Klinsky, Ajouz and Singh, New Mountain Partners II, L.L.C. and New Mountain Capital, L.L.C. expressly disclaim beneficial ownership of these shares. The address of each of the foregoing is c/o New Mountain Capital, L.L.C., 787 Seventh Avenue, 49th Floor, New York, New York 10019.
(4)	New Mountain Partners, New Mountain Affiliated and Allegheny New Mountain collectively own all of the issued and outstanding shares of our Class A common stock.
(5)	Shares beneficially owned by Mr. deLaski include shares held by trusts for the benefit of certain family members. Mr. deLaski exercises voting and/or dispositive power over these shares. Kenneth E. deLaski is our former chief executive officer and a former director of the Company.
(6)	Includes options to acquire 65,200 shares of our common stock which are exercisable within 60 days of February 1, 2010. Ms. Caldwell is a member of our Board of Directors.
(7)	Includes options to acquire 57,118 shares of our common stock which are exercisable within 60 days of February 1, 2010. Also includes 81,760 shares held jointly by Kathleen deLaski and Edward Grubb. Ms. deLaski is a member of our Board of Directors and is the sister of Kenneth E. deLaski and daughter of Donald deLaski.
(8)	Includes options to acquire 64,301 shares of our common stock which are exercisable within 60 days of February 1, 2010. Mr. Kampf is a member of our Board of Directors.
(9)	Includes options to acquire 12,500 shares of our common stock which are exercisable within 60 days of February 1, 2010. Mr. Manley is a member of our Board of Directors.
(10)	Includes options to acquire 65,200 shares of our common stock which are exercisable within 60 days of February 1, 2010. Mr. Notini is a member of our Board of Directors and is the chief executive officer and chairman of the Board of Directors of Apptis, Inc., a portfolio company of New Mountain Capital.

(11)	Includes options to acquire 51,612 shares of our common stock which are exercisable within 60 days of February 1, 2010. Ms. Perna is a member of our Board of Directors.
(12)	Includes 78,947 shares held by the Kevin T. Parker Family Trust (2007). Mr. Parker’s spouse is the trustee of this trust. Also includes options to acquire 966,178 shares of our common stock which are exercisable within 60 days of February 1, 2010. Mr. Parker is our Chairman of the Board, President and Chief Executive Officer.
(13)	Mr. Corkery became our Executive Vice President, Chief Financial Officer and Treasurer effective January 5, 2010.
(14)	Includes options to acquire 348,405 shares of our common stock which are exercisable within 60 days of February 1, 2010. Mr. Lowrey is our Executive Vice President of Products and Strategy.
(15)	Includes options to acquire 164,851 shares of our common stock which are exercisable within 60 days of February 1, 2010. Mr. Lowenstein ceased to be our Executive Vice President of Professional Services on September 10, 2009.
(16)	Includes options to acquire 208,832 shares of our common stock which are exercisable within 60 days of February 1, 2010. Ms. Parent is our Executive Vice President of Worldwide Sales.
(17)	Includes options to acquire 2,768,472 shares of our common stock which are exercisable within 60 days of February 1, 2010. Excludes shares held of record by the New Mountain Funds. See footnote 3 above.

MISCELLANEOUS AND OTHER MATTERS

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street N.E., Washington DC, 20549. You can obtain information about the operations of the SEC Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. General information about us, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on
Form 8-K, and amendments to those reports, is available free of charge through our website at http://www.deltek.com as soon as reasonably practicable after we electronically file them with, or furnish them to, the SEC. Information on our website is not incorporated into this prospectus or our other securities filings and is not a part of these filings.

All information concerning the Company contained in this Information Statement has been furnished by the Company. No person is authorized to make any representation with respect to the matters described in this Information Statement other than those contained in this Information Statement and if given or made must not be relied upon as having been authorized by the Company or any other person.

The Company has not authorized anyone to give any information or make any representation about the Company that is different from, or in addition to, that contained in this Information Statement. Therefore, if anyone gives you such information, you should not rely on it. This Information Statement is dated February 5, 2010. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

Other Business

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of our common stock.

Notice

THE MAJORITY STOCKHOLDERS OF OUR COMPANY THAT CONSENTED TO THE ACTIONS DESCRIBED HEREIN OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO CONSENT TO THESE ACTIONS UNDER THE DELAWARE GENERAL CORPORATION LAW, AND HAVE DONE SO. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors,

Kevin T. Parker
Chairman, President and Chief Executive Officer

Dated: February 5, 2010

Herndon, Virginia

Appendix A

DELTEK, INC.

EMPLOYEE STOCK PURCHASE PLAN

(As Amended, as of February 26, 2010)

ARTICLE I

INTRODUCTION

1.1 Purpose. The Deltek, Inc. Employee Stock Purchase Plan is intended to provide a method whereby Eligible Employees of Deltek’s and its Designated Subsidiaries will have an opportunity to purchase shares of Common Stock through accumulated payroll deductions and contributions.

1.2 Qualification. Subject to Article XI, it is the intention of the Company that the Plan will qualify as an “employee stock purchase plan” under Section 423 or any successor provision of the Code and the related Treasury Regulations thereunder. The provisions of the Plan shall be construed so as to extend or limit the operation of, and participation in, the Plan as necessary to conform to the requirements of Section 423 of the Code or applicable Treasury Regulations.

ARTICLE II

DEFINITIONS

Capitalized terms used in the Plan shall have the following meanings:

2.1 “Board” shall mean the Board of Directors of the Company.

2.2 “Change in Capitalization” means any increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of shares of Common Stock, a change in value) in shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or other, similar transaction or event.

2.3 “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4 “Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof; provided, that if there is no Compensation Committee of the Board, or if the Board determines that the Compensation Committee shall not be the Committee, then the Committee shall be the Board or such Directors as are appointed to the Committee by the Board.

2.5 “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

2.6 “Company” shall mean Deltek, Inc., a Delaware corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

2.7 “Compensation” shall mean the total of all amounts paid to a Participant by the Company or an applicable Designated Subsidiary for personal services (i) for Participants who receive a Federal Income Tax Withholding Statement (Form W-2), as reported on such Statement, and (ii) for Participants who do not receive a Federal Income Tax Withholding Statement (Form W-2), as determined by the

Committee (and, in the case of each of (i) and (ii), including fringe benefits, overtime and bonuses); provided, however, that the Committee may, in its discretion, use any definition of “Compensation” so long as such definition and its application satisfies Section 423 of the Code.

2.8 “Contribution” shall mean the total of all payroll deductions from a Participant’s Compensation during an Offering Period pursuant to Section 4.1 hereof and all personal contributions not from payroll deductions pursuant to Section 4.2 hereof; provided, that a Participant’s Contribution may be reduced in whole or in part by the Board or the Committee, in its discretion, at any time during an Offering Period which is scheduled to end during the then-current calendar year to the extent necessary in order to comply with the provisions of Section 423(b)(8) of the Code and Section 3.1(b) hereof; and, provided, further, that a Participant’s Contribution in any calendar year may not exceed the Participant’s Compensation during such calendar year.

2.9 “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate, or terminate the designation of, a Subsidiary as a Designated Subsidiary without the approval of the stockholders of the Company.

2.10 “Director” shall mean a director of the Company.

2.11 “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) who is not an officer of the Company within the meaning of Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended; (iii) whose customary employment is for more than twenty (20) hours per week; and (iv) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. In addition, in the event local law prescribes that individuals employed for less than twenty (20) hours per week and/or less than five (5) months in any calendar year must be offered participation in the Plan, such individuals will be considered Eligible Employees under the Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

2.12 “Employee” shall mean any individual who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code or as determined under applicable local law. “Employee” shall not include any director of the Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code or under local law, as determined by the Committee.

2.13 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14 “Fair Market Value” on any date shall mean (i) the closing price at the end of normal market hours of a share of Common Stock on such date as quoted on the National Association of Securities Dealers Automated Quotation System (the “Nasdaq”), (ii) if the Common Stock is not quoted on the Nasdaq but is listed for trading on the New York Stock Exchange (the “NYSE”) or other national securities exchange, the closing price at the close of the primary trading session of a share of Common Stock on such date on the NYSE (or, if the Common Stock is not listed for trading on the NYSE, on such other exchange) or (iii) if there is no such closing price for such date on the Nasdaq, the NYSE or other national exchange, the fair market value of a share of Common Stock as determined in good faith by the Committee (and, if applicable, in accordance with Sections 409A and 422 of the Code).

2.15 “Offering Date” shall mean the first business day of each Offering Period.

2.16 “Offering Price” shall have the meaning set forth in Section 5.2 hereof.

2.17 “Offering Period” shall mean each period of approximately six (6) months commencing on March 1st and September 1st of each year and ending on August 31st and February 28th (or February 29th, if it is a leap year) of each year, respectively; provided, however, that the first Offering Period shall commence on the date of the initial public offering of the Company and shall end on February 29, 2008. The Committee shall have the power to change the duration of Offering Periods, the Offering Dates and the Purchase Dates without stockholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

2.18 “Participant” shall mean any Eligible Employee who elects to participate in the Plan in accordance with the provisions of Section 3.2 hereof.

2.19 “Plan” shall mean the Deltek Systems, Inc. Employee Stock Purchase Plan, as amended from time to time.

2.20 “Plan Representative” shall mean the persons designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to the operation of, and participation in, the Plan.

2.21 “Purchase Date” shall mean the last business day of each Offering Period.

2.22 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.23 “Subsidiary” shall mean any entity, whether or not incorporated, in which the Company, directly or indirectly, owns 50% or more of the total combined voting power of all classes of stock or other ownership interests.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility.

(a) Each Employee who is an Eligible Employee on an Offering Date shall be eligible to participate in the Offering Period commencing on such Offering Date. Persons who are not Eligible Employees on an Offering Date shall not be eligible to participate in the Plan with respect to that Offering Period.

(b) Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option to purchase shares of Common Stock under the Plan which permits such Eligible Employee’s rights to purchase stock under all employee stock purchase plans of the Company or any Subsidiary subject to Section 423 of the Code to accrue at a rate which exceeds $25,000 of Fair Market Value of the Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

3.2 Commencement of Participation. An Eligible Employee may become a Participant by completing an authorization for payroll deductions or personal contribution not from Compensation on the form provided by the Company and filing the completed form with the Committee on or before the filing date set therefor by the Committee, which date shall be prior to the Offering Date for the next following Offering Period. Payroll deductions for a Participant shall commence on the next following Offering Date after the Employee’s authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the Participant’s earlier termination of participation in the Plan. Each Participant shall be deemed to continue participation in the Plan until the earlier of (a) the termination of the Plan and (b) such Eligible Employee’s termination of participation in the Plan pursuant to Article VII hereof.

ARTICLE IV

PAYROLL DEDUCTIONS

4.1 Amount of Deduction. The form described in Section 3.2 will permit a Participant to elect percentage or fixed dollar amount payroll deductions for each pay period ending during an Offering Period; provided, that a Participant’s payroll deductions may be reduced in whole or in part by the Board or the Committee, in its discretion, at any time during an Offering Period which is scheduled to end during the then-current calendar year to the extent necessary in order to comply with the provisions of Section 423(b)(8) of the Code and Section 3.1(b) hereof.

4.2 Personal Contribution not from Payroll Deductions. The form described in Section 3.2 will also permit a Participant to make a personal contribution not from payroll deductions, in a form to be determined acceptable by the Board or Committee, in its discretion; provided that a Participant’s personal contribution not from payroll deductions may be reduced in whole or in part by the Board or the Committee, in its discretion, at any time during an Offering Period which is scheduled to end during the then-current calendar year to the extent necessary in order to comply with the provisions of Section 423(b)(8) of the Code and Section 3.1(b) hereof.

4.3 Participant’s Account. All payroll deductions made for a Participant pursuant to Section 4.1 hereof and all personal contributions not from Compensation made pursuant to Section 4.2 shall be credited to a book-entry account established for such Participant under the Plan.

4.4 Changes in Payroll Deductions. A Participant may reduce or increase future payroll deductions (within the limits described in Section 4.1 hereof) by filing with the Committee a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next Offering Period following the Company’s receipt of the change form, if the Company shall have timely received such change form prior to the Offering Date of such Offering Period or as of such earlier date as the Committee may, in its discretion, determine or as shall be applicable in connection with the cessation of the Participant’s participation in the Plan pursuant to Section 7.1 hereof.

4.5 Withholding. In connection with the exercise of an option (in whole or in part) or at the time of disposition of some or all of the Common Stock issued under the Plan, a Participant shall make adequate provision for any federal, state, local or other tax withholding obligations, if any, which arise upon such exercise or disposition. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s Compensation an amount necessary for the Company to satisfy any applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the early disposition of the Common Stock by the Employee. Furthermore, the Company reserves the right to satisfy its applicable withholding obligations by any other means, as determined by the Committee.

ARTICLE V

GRANTING OF OPTION

5.1 Number of Option Shares. On each Offering Date, each Participant shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock the Fair Market Value of which is equal to (a) the Contribution (but in any event not in excess of the limitations set by Section 3.1(b) hereof) divided by (b) the applicable Offering Price determined as provided in Section 5.2 hereof.

5.2 Offering Price. The per share option price of shares of Common Stock purchased with Contributions made during any Offering Period (the “Offering Price”) by a Participant shall not be less than the lesser of:

(a) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date of such Offering Period; or

(b) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Purchase Date of such Offering Period.

In advance of the first Offering Period, the Committee shall determine the Offering Price applicable to such Offering Period. Such Offering Price shall remain in effect for subsequent Offering Periods until modified by the Committee; provided, however, that any such modification shall apply prospectively to future Offering Periods only.

ARTICLE VI

EXERCISE AND OTHER TERMS OF OPTIONS

6.1 Automatic Exercise. Subject to Section 12.8 hereof, and unless a Participant withdraws from the Plan as provided in Section 7.1 hereof or otherwise becomes ineligible to participate in the Plan, each Participant’s option for the purchase of shares of Common Stock with Contributions made during any Offering Period shall be exercised automatically on the applicable Purchase Date, and the maximum number of full shares subject to the option shall be purchased for the Participant at the applicable Offering Price with the accumulated Contributions in such Participant’s account. No fractional shares shall be purchased; any Contributions accumulated in a Participant’s account which are not sufficient to purchase a full share of Common Stock shall be retained in the Participant’s account for the next following Offering Period.

6.2 Non-Transferability of Options. Neither Contributions credited to any Participant’s account nor any option or rights with regard to the exercise of an option or the receipt of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 7.1 hereof. During a Participant’s lifetime, options held by a Participant shall be exercisable only by such Participant.

6.3 Delivery of Stock. As promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant of the shares of Common Stock purchased upon exercise of such Participant’s option.

6.4 Stock Transfer Restrictions. The Plan is intended to satisfy the requirements of Section 423 of the Code. Shares of Common Stock purchased upon exercise of options granted under the Plan may contain such restrictions, terms and conditions as the Board or Committee may, in its discretion, determine, and the Board or Committee may, in its discretion, require that an appropriate legend be placed on the certificates evidencing such shares of Common Stock.

ARTICLE VII

WITHDRAWAL

7.1 In General. Subject to Article XI, at any time prior to the last five (5) days of an Offering Period, a Participant may withdraw all or a portion of the Contributions credited to such Participant’s account and not yet used to exercise such Participant’s option under the Plan by giving written notice to the Committee in accordance with any procedures the Committee may set. Such withdrawn amount shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal, and the Participant’s option for the Offering Period with respect to such amount shall be automatically terminated.

No further contributions for the purchase of shares of Common Stock shall be made during such Offering Period, and such Participant will not participate in such Offering Period with respect to the withdrawn amount. To the extent that a Participant withdraws all of such Participant’s Contributions with respect to an Offering Period, the Participant may continue participating in the Plan in successive Offering Periods by providing written notice to the Committee in accordance with provisions of Section 3.2 hereof and in accordance with any procedures the Committee may set.

7.2 Effect on Subsequent Participation. A Participant’s withdrawal from any Offering Period shall not have any effect upon such Participant’s eligibility to participate in any subsequent Offering Period or in any similar plan which may hereafter be adopted by the Company and for which such Participant is otherwise eligible.

7.3 Termination of Eligible Employee Status. Upon a Participant’s ceasing to be an Eligible Employee for any reason, including as a result of a termination of the Participant’s employment with the Company or any Designated Subsidiary (as the case may be) for any reason (including retirement or death), such Participant shall be deemed to no longer be a Participant under the Plan, and the Contributions credited to such Participant’s account shall be refunded to him or her as soon as reasonably practicable, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.1 hereof.

ARTICLE VIII

INTEREST

8.1 Payment of Interest. Subject to Article XI, no interest will be paid or allowed on any Contributions made pursuant to the Plan or credited to the account of or distributed to any Participant.

ARTICLE IX

STOCK

9.1 Maximum Shares. Subject to the provisions of Sections 12.4 and 12.5 hereof, the maximum number of shares that may be issued under the Plan shall be one million five hundred thousand (1,500,000) shares of Common Stock, which shares may be authorized but unissued shares of Common Stock or treasury shares (including, without limitation, shares acquired by the Company on the open market).

9.2 Participant’s Interest in Option Stock. No Participant will have any interest in shares of Common Stock covered by any option held by such Participant unless and until (a) such option has been exercised as provided in Section 6.1 hereof, (b) the Company shall have issued shares of Common Stock in respect of the Participant and (c) the Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. Shares of Common Stock purchased by a Participant under the Plan will be recorded in the books and records of the Company in the name of the Participant.

ARTICLE X

ADMINISTRATION

10.1 Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The interpretation and construction by the Committee of any provision of the Plan or any option granted hereunder shall be final and binding upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect hereto or any option granted hereunder.

10.2 Authority of Committee. The Committee may establish any policies or procedures that in its discretion are necessary or appropriate for the operation and administration of the Plan and may adopt rules for the administration of the Plan. It is intended that the Committee will engage the services of Plan Representatives and other plan administrators on such terms and conditions as the Committee deems appropriate for the purposes of performing any of its responsibilities and obligations hereunder (including, without limitation, the distribution and collection of Participant notices and elections under the Plan and the establishment of custodial accounts), other than (a) the amendment and termination of the Plan and (b) any action required to by taken by it pursuant to Section 16 of the Exchange Act.

ARTICLE XI

FOREIGN JURISDICTIONS

11.1 The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing sentence, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, contributing to the Plan by means other than payroll deductions, payment of interest on and Contributions, conversion of local currency, withholding procedures, withdrawing from the Plan, beneficiary designations, the use of funds and handling of stock certificates which may vary to comply with or facilitate compliance with local law and procedures.

11.2 The Committee may also adopt Plan supplements applicable to particular Designated Subsidiaries or locations, which supplements may (as determined by the Committee) constitute provisions of this Plan applicable to such Designated Subsidiaries or locations or one or more sub-plans not intended to comply with Section 423 of the Code. The terms and conditions of any such sub-plan shall supersede the provisions of this Plan to the extent determined by the Committee, with the exception of Section 9.1, but unless otherwise so superseded, the provisions of this Plan shall be deemed incorporated into any such sub-plan.

ARTICLE XII

MISCELLANEOUS

12.1 Designation of Beneficiary.

(a) Subject to Article XI, a Participant may file with the Committee a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from such Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date but prior to delivery to such Participant of such shares and cash. In addition, subject to Article XI, a Participant may file with the Committee a written designation of a beneficiary who is to receive any cash from such Participant’s account under the Plan in the event of such Participant’s death prior to a Purchase Date.

(b) Such designation of a beneficiary may be changed by the Participant at any time by written notice to the Committee. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company may, in its discretion, deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the Participant under the Plan.

12.2 Use of Funds. Subject to Article XI, all Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

12.3 Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of Contributions, the Offering Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

12.4 Adjustment Upon Changes in Capitalization, Dissolution, Liquidation or Change in Control.

(a) Changes in Capitalization.

(i) In the event of a Change in Capitalization, the Committee shall make such adjustments, if any, as it determines are equitable and appropriate to (A) the maximum number and class of shares of Common Stock or other stock or securities with respect to which options may be granted under the Plan, (B) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of options, (C) the maximum number and class of shares of Common Stock or other stock or securities with respect to which options may be granted to any Eligible Employee in any calendar year and (D) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding options granted under the Plan and the Offering Price therefor, if applicable.

(ii) Any such adjustment in the shares of Common Stock or other stock or securities subject to outstanding options (including any adjustments in the Offering Price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 423 and 424 of the Code.

(iii) If, by reason of any such adjustment, a Participant shall be entitled to, or a Participant shall be entitled to exercise an option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions that were applicable to the shares of Common Stock subject to the option prior to such adjustment.

(b) Change in Control; Dissolution or Liquidation.

(i) In the event of a change in control or the proposed dissolution or liquidation of the Company, the Committee shall have the option, in its discretion, to (A) accelerate the Purchase Date with respect to the Offering Period then in progress to the last payroll date immediately preceding the change in control or proposed dissolution or liquidation and promptly refund (without interest) any cash balance remaining in a Participant’s account to such Participant or (B) terminate the Offering Period then in progress immediately prior to the consummation of such change in control or proposed dissolution or liquidation and refund (without interest) the entire cash balance of a Participant’s account to such Participant as soon as reasonably practicable.

12.5 Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.4 hereof) or (b) change the class of Employees eligible to receive options under the Plan; and provided, further, however, that no termination, modification or amendment of the Plan may, without the consent of a Participant then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Participant under such option, except that the foregoing shall not prohibit the Company from terminating the Plan at any time (including during an Offering Period) and either (i) applying the amounts theretofore withheld from a Participant to the purchase of shares of Common Stock as if the termination date of the Plan were a Purchase Date and promptly refunding (without interest) any cash balance remaining in such Participant’s account to the Participant or (ii) refunding (without interest) the entire cash balance remaining in a Participant’s account to such Participant as soon as reasonably practicable.

12.6 Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

12.7 Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an option except as specifically provided in the Plan;

(b) give any person any rights whatsoever with respect to shares of Common Stock except as specifically provided in the Plan;

(c) limit in any way the right of the Company to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

12.8 Conditions to Issuance of Shares.

(a) Shares shall not be issued with respect to an option granted under the Plan unless and until the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

12.9 Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

12.10 Effective Date. The effective date of the Plan shall be as determined by the Board, subject only to approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months after the adoption of the Plan by the Board, and in any event after the reincorporation of the Company under the laws of the State of Delaware.